STARBOARD INVESTMENT TRUST
Matisse Discounted Closed-End Fund Strategy

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information
November 16, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated July 28, 2017 for the Matisse Discounted Closed-End Fund Strategy (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify all parties that the Fund's Class A shares will be closed and liquidated.

Shareholders of the Class A shares may contact the Fund or their financial intermediary, as appropriate, to request the conversion of their shares into the Institutional Class.

On November 15, 2017, the Fund's Board of Trustees, in consultation with the Fund's investment advisor, Deschutes Portfolio Strategies, LLC, determined that the dissolution and liquidation of the Class A shares of the Fund is in the best interests of the Fund and its shareholders. In accordance with the decision, the Board of Trustees has directed that (i) all of the Class A shares' portfolio securities be liquidated in an orderly manner and (ii) all outstanding shareholder accounts on January 16, 2018 be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder.
As of the date of this supplement, the Fund is ceasing the sale of new Class A shares and will no longer accept purchase orders. The Fund will accept redemption or conversion orders for the Class A shares until January 16, 2018 and will waive any redemption fees that would otherwise be imposed by the Fund.

Investors Should Retain This Supplement for Future Reference